                                                             Exhibit 10.2

                                                             CONFIDENTIAL



                             AMENDMENT NO. 01

      to the Agreements for digital transmission on the ASTRA System dated 26 and 27 March 1997 referring to the Transponders 79, 95 and 99
                   (the "Transponder Agreement(s)")

This Amendment No 01 is dated 10 July 2000.

Between

(1)  SOCIETE EUROPEENNE DES SATELLITES S.A.
     6815 Chateau de Betzdorf
     Grand Duchy of Luxembourg

and

(2)  AT ENTERTAINMENT LTD.
     The Maidstone Studios
     Vinters Park
     Maidstone, Kent ME14 5NZ
     Great Britain

and

(3) WIZJA TELEVISION LIMITED (RENAMED INTO UPC BROADCAST CENTRE LTD.) The Maidstone Studios
     Vinters Park
     Maidstone, Kent ME14 5NZ
     Great Britain

jointly referred to as the parties.

1. The parties agree that the three above mentioned Transponder Agreements are hereby assigned as of 1 July 2000 to UPC Broadcast Centre Ltd.

2. The parties agree that the respective Terms as set forth in Clause 3 of the Transponder Agreements are hereby extended by two years.

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                                                               CONFIDENTIAL

3. The variable fee as set forth under SCHEDULE VI A (ii) of the Transponder Agreements shall only as of 1 January 2007 be billed on the basis of all qualifying digital households in the Target Market. Until the 31 December 2006 the variable fee shall be based on the qualifying digital households in the Polish market (based on the average number of households in the respective Year (a Year being for the purpose of this Amendment a period which commences on CSD or an anniversary thereof and ends 365 days thereafter).

4. The aggregate charges set forth in Schedule VI A. (iii) of the Transponder Agreements shall be a maximum of EURO 6,000,000 for each Transponder Agreement respectively.

5. Except as expressly amended herein all terms and conditions of the Transponder Agreements shall continue in full force and effect.


                                    * * *


                              FOR AND ON BEHALF OF
                     SOCIETE EUROPEENNE DES SATELLITES S.A.


/s/ ROMAIN BAUSCH                     /s/ YVES ELSEN
- ---------------------------           --------------------------
Romain Bausch                         Yves Elsen
Director General                      Commercial and Marketing
                                      Director

                                      FOR AND ON BEHALF OF
                                      UPC BROADCAST CENTRE LTD.


                                      /s/ MAGNUS TERNSJO
                                      --------------------------
                                      By: Magnus Ternsjo
                                      Title: MANAGING DIRECTOR

AT ENTERTAINMENT LTD
NAME CHANGED TO WIZJA TV LTD

WIZJA TV LTD NAME CHANGED TO
UPC BROADCAST CENTRE LTD


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